LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 24, 2021

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2021 OF

LEGG MASON GLOBAL INFRASTRUCTURE ETF

On November 19, 2021, the Board of Trustees of Legg Mason ETF Investment Trust, on behalf of the Legg Mason Global Infrastructure ETF (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about February 3, 2022.

After the close of business on January 5, 2022, the Fund will no longer accept creation orders. Trading in the Fund on NASDAQ will be halted prior to market open on January 28, 2022. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about February 3, 2022.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to January 28, 2022, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies.

Shareholders may sell their shares of the Fund on NASDAQ until the market close on January 27, 2022 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Fund’s shares will no longer trade on NASDAQ after market close on January 27, 2022, and the shares will be subsequently delisted. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. Shareholders who do not sell their shares of the Fund before market close on January 27, 2022 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 3, 2022.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

Please retain this supplement for future reference.

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